                                                                   Exhibit 10(j)

                       THIRD AMENDMENT TO LEASE AGREEMENT


     THIS THIRD AMENDMENT TO LEASE ("Amendment") is made effective as of the 31st day of January, 2000 ("Effective Date") between HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and JUST LIKE HOME, INC. and JLH SERIES I, INC., each a corporation organized under the laws of the State of Florida (collectively called "Tenant"), having its principal office located at 311 Castle Shannon Boulevard, Pittsburgh, Pennsylvania 15234.

                                R E C I T A L S

     A. Landlord leased to Tenant property located in Leesburg, Florida; Haines City, Florida; Lake Wales, Florida; and Orange City, Florida (collectively called "Property") pursuant to a Lease Agreement dated as of May 1, 1999 as amended by a First Amendment to Lease Agreement dated as of September 1, 1999, and a Second Amendment to Lease Agreement dated as of December 1, 1999 ("Lease"). Tenant is operating assisted living facilities (collectively called "Facility") on the Property.

     B. Tenant has requested that Landlord extend the term of the Lease for six months and grant Tenant an option to extend the Lease for an additional six months thereafter. In addition, Tenant has requested that Landlord permit Tenant to amend the Pro Forma Statement attached as Exhibit J to the Lease to reflect actual operating results. HCN has agreed to these requests subject to the terms and conditions of this Amendment.

     NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1.  Definitions. Any capitalized terms not defined in this Amendment shall
         -----------
have the meaning set forth in the Lease.

     (a) Section 1.3 of the Lease is amended to add the following definitions:

     "Guarantor" means Robert Lohr and Peridot Enterprises, individually and collectively.

     "Renewal Date" means the first day of the Renewal Term.

     "Renewal Option" has the meaning set forth in (S)12.1.

     "Renewal Term" has the meaning set forth in (S)12.1.

     "Units Occupied" means the average number of units occupied in a month.

     (b) Section 1.3 of the Lease is amended to delete the following definitions:

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

     "Working Capital Account" means an interest bearing account under the control of Landlord established with National City Bank of Cleveland into which Landlord shall deposit funds received from Tenant pursuant to
     (S)15.7.

     2.   Term.  Section 1.2 of the Lease is amended to read in its entirety as
          ----
follows:

     1.2  Term.  The initial term ("Initial Term") of this Lease commences on
          ----
     May 1, 1999 and expires at 12:00 Midnight Eastern Time on July 31, 2000 (the "Expiration Date"); provided, however, that Tenant has an option to renew the Lease pursuant to Article 12.

     3.   Rent.  Section 2.1 of the Lease is amended to read in its entirety as
          ----
follows:

     2.1  Base Rent.  Tenant shall pay Landlord base rent ("Base Rent") in
          ---------
     advance in consecutive monthly installments payable on the first day of each month during the Term commencing on the Commencement Date. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the Effective Date for the partial month, i.e. for the period commencing on the Effective Date and ending on the day before the Commencement Date. The Base Rent for the Term will be $1,303,852.24 payable monthly as follows:


          May 1, 1999                   $86,049.18
          June 1, 1999                  $86,049.18
          July 1, 1999                  $86,538.76
          August 1, 1999                $87,101.26
          September 1, 1999             $87,101.26
          October 1, 1999               $87,101.26
          November 1, 1999              $87,101.26
          December 1, 1999              $87,101.26
          January 1, 2000               $87,101.26
          February 1, 2000              $87,101.26
          March 1, 2000                 $87,101.26
          April 1, 2000                 $87,101.26
          May 1, 2000                   $87,101.26
          June 1, 2000                  $87,101.26
          July 1, 2000                  $87,101.26

     4.   Events of Default. Section 8.1(a) of the Lease is amended to read in
          -----------------
its entirety as follows:

     (a) Tenant fails [i] to pay in full any installment of Rent under this Lease when such payment is due; [ii] to pay Landlord's attorney's fees and expenses as provided under the Settlement Agreement and under (S)15.15 of the Lease; or [iii] to comply with (S)3.1, (S)4.1, (S)4.2, (S)4.4,
     (S)7.3.1(a)-(b), (S)15.8, (S)15.10, (S)15.14, and Article 19 of this Lease.

     5.   Renewal Option. Article 12 of the Lease is amended to add the
          --------------
following:

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

                          ARTICLE 12:  RENEWAL OPTIONS

       12.1   Renewal Options. Tenant has the option to renew ("Renewal Option")
              ---------------
       this Lease for one 6-month renewal term ("Renewal Term"). Tenant can exercise the Renewal Option only upon satisfaction of the following conditions:

              (a) There shall be no uncured Event of Default, or any event which with the passage of time or giving of notice would constitute an Event of Default, at the time Tenant exercises its Renewal Option nor on the date the Renewal Term is to commence.

              (b) As of June 30, 2000 Tenant shall have achieved the Units Occupied and the Monthly Cash Flow for June, 2000 as shown on the Pro Forma Statement.

              (c) Landlord and Tenant shall have agreed to an amended Pro Forma Statement for the Renewal Term.

              (d) Tenant shall give Landlord irrevocable written notice of renewal no later than the date which is 30 days prior to the expiration date of the then current Term.

        12.2  Effect of Renewal. The following terms and conditions will be
              -----------------
        applicable if Tenant renews the Lease:

              (a)  Effective Date. The effective date of the Renewal Term will
                   --------------
        be the first day after the expiration date of the then current Term. The first day of the Renewal Term is also referred to as the Renewal Date.

              (b)  Base Rent. Effective as of the Renewal Date, the Base Rent
                   ---------
        for the Renewal Term will be $530,470.02 payable monthly as follows:

                   August 1, 2000 $88,411.67
              September 1, 2000    $88,411.67
              October 1, 2000      $88,411.67
              November 1, 2000     $88,411.67
              December 1, 2000     $88,411.67
              January 1, 2001      $88,411.67

              (c)  Other Terms and Conditions. Except for the modifications set
                   --------------------------
        forth in this (S)12.2, all other terms and conditions of the Lease will remain the same for the Renewal Term.

        6.    Right to Purchase Leased Property. Article 13 of the Lease is
              ---------------------------------
amended to delete Section 13.6 and to amend Sections 13.2 and 13.3 to read in their entireties as follows:

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

     13.2  Conditions Precedent to Right to Purchase. Tenant's right to purchase
           -----------------------------------------
     the Leased Property is subject to satisfaction of the following conditions on or before the closing of the purchase.

           (a)  Notice. Landlord must receive from Tenant a written notice of
                ------
     intent to purchase prior to the expiration of the Term.

           (b)  No Defaults. No Event of Default shall have occurred under this
                -----------
     Lease (excluding any default which has been cured in accordance with the terms of this Lease or which has been waived in writing by Landlord), nor any event which with the giving of notice or the passage of time or both, would constitute such an Event of Default.

           (c)  Payment to KDA. Tenant shall have paid all amounts owed to KDA
                --------------
     under the KDA Settlement Agreement; KDA and any of its subcontractors that have filed liens against the Leased Property shall have released such liens; and KDA shall have dismissed with prejudice all of KDA's claims against Tenant and Landlord in the arbitration and litigation proceedings.

     13.3  Purchase Price. If the purchase of the Leased Property is closed on
           --------------
     or before August 31, 1999, the purchase price ("Purchase Price") will be the sum of [i] $10,356,510.42, plus [ii] the balance of the amount owed by Tenant to Landlord for Landlord's attorneys' fees and expenses as set forth in Paragraph 4 of the Settlement Agreement and (S)15.5 of the Lease, plus [iii] any amounts to be paid by Tenant to Landlord under Paragraphs 4 and 5 of the Settlement Agreement that remain unpaid, plus [iv] any amount paid by Landlord to KDA, directly or indirectly, in accordance with (S)7.3.1 of the Lease and Paragraph 5 of the Settlement Agreement. If the purchase of the Leased Property is closed after August 31, 1999 but on or before September 30, 1999, the Purchase Price will be the amount calculated in the preceding sentence plus .75% of such amount. If the purchase of the Leased Property is closed after September 30, 1999 but on or before the end of the Lease Term as such Term may be extended under Article 12, the Purchase Price will be the Purchase Price that would have been required to be paid if the closing had occurred during the preceding month increased by .75% of such amount per month through January 31, 2000. There will be no further increase to the Purchase Price after January 31, 2000. In addition to the Purchase Price, Tenant shall pay all closing costs and expenses in connection with the transfer of the Leased Property to Tenant including but not limited to the following: [a] real property conveyance or transfer fees or deed stamps; [b] title search fees, title insurance commitment fees, and title insurance premiums; [c] survey fees; [d] environmental assessment fees; [e] recording fees; [f] fees of any escrow agent; and [g] all amounts, costs, expenses, charges, Additional Rent and other items payable by Tenant to Landlord under this Lease. Title insurance will be issued by Blalock, Landers, Walters & Vogler, P.A. or such other party designated by Tenant. Tenant acknowledges and agrees that the Purchase Price is equal to the fair market value of the Leased Property.

     7.    Financial Covenants. Article 15.7 of the Lease is amended to delete
           -------------------
Section 15.7(b) and to amend Section 15.7(a) to read in its entirety as follows:

     (a)   Operating Benchmarks. At the end of each month during the Lease Term,
           --------------------
     Tenant shall have achieved the Units Occupied and the Monthly Cash Flow for the applicable month as shown on the Pro Forma Statement attached as Exhibit J to the Lease. Notwithstanding the foregoing, Tenant shall be in compliance with this section if [a] Tenant's actual Units Occupied is not more than 5% less than the Units Occupied shown on the Pro Forma Statement for the applicable month and Tenant's actual Monthly Cash Flow is not more than 10% less than the Monthly Cash Flow shown on the Pro Forma Statement for the applicable month; or [b] if at the end of the following month ("Following Month"), Tenant has achieved the Units Occupied and the Monthly Cash Flow shown on the Pro Forma Statement for the Following Month.

     8.    Financing for the Purchase of Leased Property; Legal Fees. Article 15
           ---------------------------------------------------------
of the Lease is amended to add new Sections 15.14 and 15.15 as follows:

     15.14 Financing for the Purchase of Leased Property. Tenant shall comply
           ---------------------------------------------
     with the schedule on Exhibit K in connection with obtaining financing for the purchase of the Leased Property and provide Landlord with evidence of such compliance.

     15.15 Legal Fees. Commencing on the Effective Date and on the first day of
           ----------
     each month thereafter during the Lease Term, as such Term may be extended pursuant to Article 12, Tenant shall continue to pay to Landlord $5,315.44 for Landlord's legal fees as provided in Paragraph 4 of the Settlement Agreement.

     9.    Letter of Credit. Landlord and Tenant agree that on the Effective
           ----------------
Date, Landlord shall make a draw under the Letter of Credit in the amount of $92,416.70. The proceeds of the draw shall be applied against the amount of Rent plus legal fees due February 1, 2000. Notwithstanding the provisions of Article 20 of the Lease, for this partial draw only, Tenant shall not be obligated to cause the Letter of Credit to be reinstated to the amount in effect prior to the draw.

     10.   Working Capital Account. Landlord shall close the Working Capital
           -----------------------
Account that was established under the Second Amendment to Lease Agreement and return any funds contained in the account to Tenant.

     11.   Issuance of Stock and Stock Warrants. On the Effective Date, Just
           ------------------------------------
Like Home, Inc. shall issue 500,000 shares of common stock to Landlord. The issued stock shall be subject to an irrevocable proxy in favor of Robert Lohr in a form acceptable to Landlord. On the Effective Date, Just Like Home, Inc. shall also issue stock warrants to Landlord for an additional 500,000 shares of common stock exercisable at any time. The strike price on such warrants shall be equal to the 60 day trailing average of the stock price as of the Effective Date. If Tenant exercises its right to renew the term of the Lease for an additional six months, Just Like Home shall issue stock warrants for an additional 200,000 shares of common stock exercisable at any time. The strike price on such warrants shall be equal to the

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

60 day trailing average as of the Renewal Date. Landlord shall be permitted to attend the meetings of the Just Like Home, Inc. Board of Directors.

     12.  Guaranty.  Robert C. Lohr and Peridot Enterprises shall jointly and
          --------
severally guarantee the obligations of Tenant under the Lease up to a maximum amount of $92,416.70. Robert C. Lohr and Peridot Enterprises shall execute a Unconditional and Continuing Lease Guaranty in favor of Landlord in a form acceptable to Landlord.

     13.  Pro Forma Statement.  Exhibit J of the Lease, Pro Forma Statement, is
          -------------------
amended to substitute the Exhibit J attached hereto and made a part hereof.

     14.  Financing Schedule.  The Lease is amended to add a new Exhibit K,
          ------------------
Financing Schedule, in the form of Exhibit K attached hereto and made a part hereof.

     15.  Consulting Services. Commencing upon the sale of the Facility to
          -------------------
Tenant and for one year thereafter, Just Like Home, Inc. or Peridot Enterprises will provide consulting services to Landlord, at a favored rate, upon the request of Landlord.

     16.  Press Releases.  Any press releases issued or caused to be issued by
          --------------
Tenant that reference Tenant or the Lease must be approved by Landlord prior to publication which approval will not be unreasonably withheld.

     17.  Affirmation.  Except as specifically modified by this Amendment, the
          -----------
terms and provisions of the Lease (including the Settlement Agreement) are hereby affirmed and shall remain in full force and effect. In addition, Tenant affirms that the Lease remains governed by and subject to the Judgment Entries referenced in Paragraph 1 of the Settlement Agreement.

     18.  Binding Effect.  This Amendment shall be binding upon and inure to the
          --------------
benefit of the successors and permitted assigns of Landlord and Tenant.

     19.  Further Modification. The Lease may be further modified only by a
          --------------------
writing signed by Landlord and Tenant.

     20.  Counterparts. This Amendment may be executed in multiple counterparts,
          ------------
each of which shall be deemed an original hereof.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged
in the presence of:                   HEALTH CARE REIT, INC.

Signature_______________________      By:___________________________________
Print Name______________________
                                            Title:__________________________
Signature_______________________
Print Name______________________

                                      JUST LIKE HOME, INC.

Signature_______________________      By:___________________________________
Print Name______________________
                                            Title:__________________________
Signature_______________________
Print Name______________________

                                      JLH SERIES I, INC.

Signature_______________________      By:___________________________________
Print Name______________________
                                            Title:__________________________
Signature_______________________
Print Name______________________



THIS INSTRUMENT PREPARED BY:
Cynthia L. Rerucha, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43624

                        EXHIBIT J:  PRO FORMA STATEMENT

  -----------------------------------------------------------------------------
   Date                    Feb 00   Mar 00   Apr 00   May 00   Jun 00   Jul 00
  -----------------------------------------------------------------------------
   Total Units              225       225      225      225       225     225
  -----------------------------------------------------------------------------
   Units Occupied           158       168      174      181       186     188
  -----------------------------------------------------------------------------
   Monthly Cash Flow   ($19,808)   $3,044  $10,310  $25,430   $27,121 $35,053
  -----------------------------------------------------------------------------

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

                        EXHIBIT K:  FINANCING SCHEDULE

================================================================================
             Date                                      Obligation
================================================================================
 On or before June 30, 2000               Tenant shall receive, negotiate and
                                          sign a term sheet with a lender to
                                          finance the purchase of the Leased
                                          Property.
--------------------------------------------------------------------------------
 On or before July 31, 2000               Tenant shall receive, negotiate, sign
                                          and return a commitment letter from a
                                          lender to finance the purchase of the
                                          Leased Property.
--------------------------------------------------------------------------------
 On or before October 31, 2000            Tenant shall schedule a closing date
                                          for the purchase of the Leased
                                          Property.
--------------------------------------------------------------------------------
On or before December 1, 2000             Tenant shall close the purchase of the
                                          Leased Property.
================================================================================

                                       9